FOURTH AMENDMENT TO $200,000,000 AMENDED
                          AND RESTATED CREDIT AGREEMENT

         FOURTH AMENDMENT TO $200,000,000 AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of the 18th day of January, 2000 and entered into among GCI HOLDINGS, INC., an Alaskan corporation (herein, together with its successors and assigns, called the "Borrower"), the Lenders (as defined in the Credit Agreement as defined below), BANK OF AMERICA, N.A. (formerly NationsBank, N.A.), as Administrative Agent for itself and the Lenders (the "Administrative Agent"), CREDIT LYONNAIS NEW YORK BRANCH, as Documentation Agent and TD SECURITIES (USA), INC. as Syndication Agent.

                                   WITNESSETH:

         WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into a $200,000,000 Amended and Restated Credit Agreement, dated November 14, 1997, as amended by that certain Consent and First Amendment, dated January 27, 1998, by that certain Second Amendment to Amended and Restated Credit Agreement dated as of July 3, 1998, and by that certain Third Amendment to Amended and Restated Credit Agreement dated as of April 13, 1999 (as amended and as further amended, restated or otherwise modified from time to time, the "Credit Agreement") and a $50,000,000 Amended and Restated Credit Agreement, dated as of November 14, 1997 (as amended by that certain Consent and First Amendment, dated January 27, 1998, by that certain Second Amendment to Amended and Restated Credit Agreement dated as of July 3, 1998 , and by that certain Third Amendment to Amended and Restated Credit Agreement dated as of April 13, 1999, and as further amended, restated or otherwise modified from time to time, the "Revolver/Term Credit Agreement");

         WHEREAS, the Borrower has requested that, among other things, certain financial covenants of the Credit Agreement be amended;

         WHEREAS, the Lenders, the Administrative Agent and the Borrower have agreed to modify the Credit Agreement upon the terms and conditions set forth below;

         NOW, THEREFORE, for valuable consideration hereby acknowledged, the Borrower, the Lenders and the Administrative Agent agree as follows:

         SECTION 1.  Definitions.

                  (a) Definitions, Generally. Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

                  (b) Definition of "MCI". The definition of "MCI" in alphabetical order in Article I of the Credit Agreement shall be deleted in its entirety and the following definition substituted in its stead:

                  "MCI" means MCI WORLDCOM, Inc.

         SECTION 2. Amendment to Section 7.01(b). Section 7.01(b) in Article VII of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  (b) Senior Leverage Ratio. At all times during the term hereof, the Senior Leverage Ratio shall not be greater during the following time periods than the ratio set forth opposite such time periods:

                       Time Period                            Maximum Ratio

         From the Closing Date through March 31, 1999         3.50 to 1.00
         April 1, 1999 through December 31, 1999              3.00 to 1.00
         January 1, 2000 through September 30, 2000           2.75 to 1.00
         October 1, 2000 through December 31, 2000            2.50 to 1.00
         January 1, 2001 and thereafter                       2.00 to 1.00

         SECTION 3. Amendment to Section 7.09(v). Section 7.09(v) in Article VII of the Credit Agreement is hereby amended and restated in its entirety as follows:

         (v) loans and advances by Parents, the Borrower or a Restricted Subsidiary to employees of Parents, the Borrower or a Restricted Subsidiary made in ordinary course of business and consistent with past practice of Parents, the Borrower or such Restricted Subsidiary, as the case may be, provided, that such loans and advances made in cash do not exceed in the aggregate $4,000,000 at any one time outstanding;

         SECTION 4. Amendment to Section 7.10(c). Section 7.10(c) in Article VII of the Credit Agreement is hereby amended and restated in its entirety as follows:

         (c) Investments in advances or loans in the ordinary course of business to officers and employees, provided that the aggregate amount of all such Investments made in cash do not exceed in the aggregate $4,000,000 outstanding at any one time,

         SECTION 5.  Waivers and Consents.

                  (a) Waiver of Breach of Section 7.18(b) of the Credit Agreement. The Administrative Agent and the Lenders hereby waive any Default or Event of Default arising solely as a result of the breach by the Borrower of Section 7.18(b) of the Credit Agreement with respect to the execution of that certain First Amendment to the Galaxy X Transponder Purchase Agreement, dated as of the 12th day of August, 1999, by and between PANAMSAT Corporation and General Communications Corp.

                  (b) Consent with respect to Section 7.18(b) of the Credit Agreement. The Administrative Agent and the Lenders hereby consent to the execution of that certain Second Amendment to the Galaxy X Transponder Purchase Agreement, by and between PANAMSAT Corporation and General Communications Corp., such Second Amendment to be in substantially similar form to that draft of such Second Amendment attached to that certain letter from GCI to Mr. Derrick Bell, Bank of America, dated November 22, 1999.

         SECTION 6. Conditions Precedent. This Fourth Amendment shall not be effective until the Administrative Agent shall have determined in its sole discretion that all proceedings of the Borrower taken in connection with this Fourth Amendment and the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Agent and the Borrower has satisfied the following conditions:

                  (a) the Borrower shall have delivered to the Administrative Agent a loan certificate of the Borrower certifying (i) as to the accuracy of its representations and warranties set forth in Article V of the Credit Agreement, as amended by this Fourth Amendment and the other Loan Papers, (ii) that there exists no Default or Event of Default, and the execution, delivery and performance of this Fourth Amendment will not cause a Default or Event of Default, except those Defaults and Events of Default specifically waived hereby, (iii) as to resolutions authorizing the Borrower to execute, deliver and perform this Fourth Amendment and all Loan Papers and other documents and instruments delivered or executed in connection with this Fourth Amendment, (iv) that it has complied with all agreements and conditions to be complied with by it under the Credit Agreement, the other Loan Papers and this Fourth Amendment by the date hereof and (v) that it has received all consents, amendments and waivers from all Persons necessary or required, if any, to (A) enter into this Amendment or (B) effectuate the amendments set forth above, including, without limitation, under the Indenture and related documentation and under the AUSP Credit Agreement and related documentation;

                  (b) the Borrower shall have delivered to the Administrative Agent and Lenders legal opinions from counsel to the Borrower and its Restricted Subsidiaries regarding this Fourth Amendment and such other matters as reasonably requested by Special Counsel, including, without limitation, opinions regarding the waivers, consents and amendments in connection with the Indenture and AUSP Credit Agreement, and the related agreements; and

                  (c) the Borrower shall have delivered such other documents, instruments, and certificates, in form and substance satisfactory to the Administrative Agent, as the Administrative Agent shall deem necessary or appropriate in connection with this Fourth Amendment and the transactions contemplated hereby.

         SECTION 7. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent that (a) this Fourth Amendment constitutes its legal, valid, and binding obligation, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Default or Event of Default under the Credit Agreement, (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof, and (e) the Credit Agreement, as amended hereby, and the other Loan Papers remain in full force and effect.

         SECTION 8. Entire Agreement; Ratification. THE CREDIT AGREEMENT AND THE LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. EXCEPT AS MODIFIED OR SUPPLEMENTED HEREBY, THE CREDIT AGREEMENT, THE OTHER LOAN PAPERS AND ALL OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION THEREWITH SHALL CONTINUE IN FULL FORCE AND EFFECT.

         SECTION 9. Counterparts. This Fourth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

         SECTION 10. GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS.

         SECTION 11. CONSENT TO JURISDICTION. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR TEXAS STATE COURT SITTING IN DALLAS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN PAPERS AND THE BORROWER IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN PAPER SHALL BE BROUGHT ONLY IN A COURT IN DALLAS, TEXAS.

         SECTION 12. WAIVER OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN PAPER OR THE RELATIONSHIP ESTABLISHED THEREUNDER.


================================================================================
             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
================================================================================

         IN WITNESS WHEREOF, this Fourth Amendment to Amended and Restated Credit Agreement is executed as of the date first set forth above.

                                      GCI HOLDINGS, INC.



                                      /s/
                                      By: John M. Lowber
                                      Its: Secretary/Treasurer


                                      BANK OF AMERICA, N.A., (formerly
                                      NationsBank, N.A.), Individually as a
                                      Lender and as Administrative Agent


                                      /s/
                                      By: Derrick C. Bell
                                      Its: Vice President


                                      CREDIT LYONNAIS NEW YORK BRANCH, as
                                      Documentation Agent and Individually as a Lender


                                      /s/
                                      By: Mark D. Thorsheim
                                      Its: Vice President



                                      TD SECURITIES (USA), INC., as Syndication
                                      Agent



                                      /s/
                                      By: Michael J. Bandzierz
                                      Its: Managing Director

                                      TORONTO DOMINION (TEXAS), INC.,
                                      Individually as a Lender



                                      /s/
                                      By: Anne C. Favoriti
                                      Its: Vice President


                                      COBANK, ACB, Individually as a Lender



                                      /s/
                                      By: Teresa L. Fountain
                                      Its: Assistant Corporate Secretary




                                      By:
                                      Its:



                                      BANQUE PARIBAS, Individually as a Lender

                                      /s/
                                      By: Ernie V. Sibal
                                      Its: Assistant Vice President

                                      /s/
                                      By: Thomas G. Brandt
                                      Its: Managing Director


                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      Individually as a Lender



                                      /s/
                                      By: Mark F. Mylon
                                      Its: Manager-Operations

                                      UNION BANK OF CALIFORNIA, N.A.,
                                      Individually as a Lender




                                      By: Craig R. Cuppru
                                      Its: Associate Vice President



                                      BANK OF HAWAII, Individually as a Lender



                                      /s/
                                      By: Luke Yeh
                                      Its: Assistant Vice President



                                      THE BANK OF NEW YORK, Individually as a
                                      Lender



                                      /s/
                                      By: Gerry Granovsky
                                      Its: Vice President

                                      FLEET NATIONAL BANK, Individually as a
                                      Lender



                                      /s/
                                      By: Daniel M. Kortick
                                      Its: Director



                                      THE FUJI BANK, LIMITED, LOS ANGELES
                                      AGENCY, Individually as a Lender



                                      /s/
                                      By: Masahito Fukuda
                                      Its: Senior Vice President



                                      NATIONAL BANK OF ALASKA, Individually as a
                                      Lender



                                      /s/
                                      By: Patricia Jelley Benz
                                      Its: Vice President

                                      ALLFIRST BANK, Individually as a Lender



                                      /s/
                                      By: Christopher L. Smith
                                      Its: Vice President